UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2012

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 W. Camelback Road Phoenix, Arizona		85017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 639-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 21, 2012, Hobby Lobby Stores, Inc. (“Hobby Lobby”) announced that it intends to gift the 217-acre campus in Northfield, Massachusetts that was previously occupied by Northfield Mount Hermon School to Scholarships for GCU Students, an Arizona non-profit organization (the “Recipient”). The Recipient was formed to serve as a Supporting Organization for Grand Canyon University Scholarship Foundation, a 501(c)(3) public charity (the “Foundation”) that provides scholarships to students attending Grand Canyon University.

The Recipient intends to enter into a long-term lease with Grand Canyon Education, Inc. (the “University”) based on commercially reasonable, fair market terms and conditions. The lease would provide the University with exclusive rights to utilize and develop the campus in furtherance of its mission to provide students an opportunity to earn an affordable postsecondary education at a private, Christian university.

The completion of the gift and the commencement of operations in Northfield are subject to a number of conditions, including the receipt of legal, regulatory and accrediting approvals. If these conditions are satisfied, the University expects that it could begin offering classes at Northfield in the fall of 2014 with approximately 500 students and 50 faculty and staff, growing to an enrollment of approximately 5,000 students and more than 500 faculty and staff by 2018. The University anticipates that it would invest up to $150 million in the campus over a five-year period and would not begin any development projects on the campus until the spring or summer of 2013.

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding: the intended gift by Hobby Lobby of the Northfield campus to the Recipient; the expectations regarding necessary legal, regulatory and accrediting approvals; expectations relating to the timing of the development and opening of the campus; the anticipated investment in the campus; and the expected number and timing of faculty and students who would be based on the campus. Words such as “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. The University assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If the University does update one or more forward-looking statements, no inference should be drawn that the University will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date: September 21, 2012	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial and Principal Accounting Officer)